Exhibit 10.7

Amended and Restated Equity Pledge Agreement

Amended and Restated Equity Pledge Agreement

This Amended and Restated Equity Pledge Agreement (“this Agreement”) has been executed by and among the following parties on October 30, 2012 in Shanghai, the People’s Republic of China (the “China”):

Pledgee:                     Shanghai Chu Le Information Technology Co., Ltd. (“Pledgee” or “Party A”)

Address:                      ***

Pledgor:                     Zhang Kan (“Pledgor” or “Party B”)

ID No.:                        ***

Party C:                     Shanghai Chu Bao Information Technology Co., Ltd.

Address:                      ***

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                      Pledgor is a citizen of China, and holds 25% of the equity interest in Party C. Party C is a limited liability company registered in Shanghai, China, engaging in the technology development, technology transfer and other related business. Pledgee is a wholly foreign-owned enterprise registered in China.

1.                      Pledgee and Party C executed an Exclusive Business Cooperation Agreement on August 6, 2012 in Shanghai, pursuant to which Pledgee exclusively provides technology and consultation service for Party C and Party C pays consulting and services fee to Pledgee as the consideration.

Strictly Confidential

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2.                      Pledgee, Pledgor and Party C executed an Equity Pledge Agreement (the “Prior Pledge Agreement”) on August 6, 2012 in Shanghai, pursuant to which, Pledgor pledges all its current and future equity interests in Party C (no matter whether the shareholding percentage changes or not) to secure its payment obligation under the Exclusive Business Cooperation Agreement.

3.                      Pledgee, Pledgor and Party C executed an Amended and Restated Exclusive Purchase Option Agreement on October 30, 2012 in Shanghai, pursuant to which Pledgor irrevocably grants Pledgee or any other entity or individual designated by Pledgee an exclusive option to directly or indirectly purchase all or part of equity interest owned by Pledgor in Party C.

4.                      Pledgor issued a Power of Attorney on October 30, 2012 to Pledgee which irrevocably authorized Pledgee to act on behalf of Pledgor to exercise all rights in connection with the equity interest held by Pledgor in Party C.

5.                      As the Parties desires to expand the security scope of Prior Pledge Agreement so as to secure all the obligations of Pledgor and Party C under the Exclusive Business Cooperation Agreement, the Amended and Restated Exclusive Purchase Option Agreement, the Loan Agreement and the Power of Attorney, the Parties desire to amend, restate, supersede and replace in its entirety the Prior Pledge Agreement.

To perform the provisions of the Transaction Documents, the Parties have mutually agreed to execute this Agreement upon the following terms.

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1.                      Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2                     Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

1.3                     Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4                     Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement, Amended and Restated Exclusive Purchase Option Agreement, Loan Agreement and Power of Attorney (the Attachment 3, Attachment 4, Attachment 5 and Attachment 6).

1.5                     Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                      The Pledge

As collateral security for the duly performance by Pledgor and Party C of their respective obligations under the Transaction Documents and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any and all of the payments due by Party C under the Transaction Documents, including without limitation the consulting and services fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

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3.                      Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Transaction Documents have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) working days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within ten (10) working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C changes), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 7 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). In case that there is any discrepancy between the AIC Pledge Contract and this Agreement, the provisions of this Agreement shall prevail. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

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3.2                     During the Term of Pledge, in the event Party C fails to perform any of its obligations in accordance with the Transaction Documents, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.                      Custody of Records for Equity Interest subject to Pledge

4.1                     During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders’ register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders’ register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2                     Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.                      Representations and Warranties of Pledgor

5.1                     Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2                     Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                     Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4                     Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

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5.5                     No third party consent or government approval or registration, except for the Registration of Pledge with the AIC, is required in connection with the execution and performance of this Agreement;

5.6                     There is no pending disputation or litigation proceeding related to the Equity Interest.

6.                      Covenants and Further Agreements of Pledgor

6.1                       Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1                     not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Transaction Documents executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2                     comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3                     promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

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6.2                     Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                     To protect or perfect the security interest granted by this Agreement for Pledgor and Party C’s performance of obligations under the Transaction Documents, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                     Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.                      Event of Breach

7.1                       The following circumstances shall be deemed Event of Default:

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7.1.1           Party C fails to fully and timely fulfill any liabilities under the Transaction Documents, including without limitation failure to pay in full any of the payment payable under the Transaction Documents or breaches any other obligations of Party C thereunder;

7.1.2           Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3           The Pledgor and Party C fail to register the Pledge in the shareholders’ register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4           Except as expressly stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or transfers or purports to transfer the Equity Interest pledged without the written consent of Pledgee;

7.1.5           The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Transaction Documents; and

7.1.6           Due to causes of the Pledgor or Party C, any other circumstances occur where the Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with applicable laws.

7.2                     Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

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7.3                     Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.                      Exercise of Pledge

8.1                     Prior to the full payment of the funds under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2                     Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3                     Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4                     In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5                     When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.                      Assignment

9.1                     Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2                     This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3                     At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Transaction Documents, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4                     In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5                     Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Purchase Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

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10.               Termination

Upon the full payment of the funds under the Transaction Documents and upon termination of Party C’s obligations under the Transaction Documents, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.               Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.               Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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13.               Governing Law and Resolution of Disputes

13.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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14.               Notices

14.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:                           Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

Party B:                           Zhang Kan

Address:

Facsimile:

Party C:                           Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

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14.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.               Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.               Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.               Effectiveness

17.1              This Agreement shall come into effect upon execution by the Parties as of the date first above written. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon the affixation of the signatures or seals of the Parties.

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17.2              This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[The Remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Equity Pledge Agreement as of the date first above written.

Party A:                                                Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Party B:                                            Zhang Kan

By:	/s/ Zhang Kan

Party C:                                                Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

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Amended and Restated Equity Pledge Agreement

This Amended and Restated Equity Pledge Agreement (“this Agreement”) has been executed by and among the following parties on October 30, 2012 in Shanghai, the People’s Republic of China (the “China”):

Pledgee:	Shanghai Chu Le Information Technology Co., Ltd. (“Pledgee” or “Party A”)
Address:	***

Pledgor:	Zhu Haiyan (“Pledgor” or “Party B”)
ID No.:	***

Party C:	Shanghai Chu Bao Information Technology Co., Ltd.
Address:	***

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                      Pledgor is a citizen of China, and holds 18% of the equity interest in Party C. Party C is a limited liability company registered in Shanghai, China, engaging in the technology development, technology transfer and other related business. Pledgee is a wholly foreign-owned enterprise registered in China.

1.                      Pledgee and Party C executed an Exclusive Business Cooperation Agreement on August 6, 2012 in Shanghai, pursuant to which Pledgee exclusively provides technology and consultation service for Party C and Party C pays consulting and services fee to Pledgee as the consideration.

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2.                      Pledgee, Pledgor and Party C executed an Equity Pledge Agreement (the “Prior Pledge Agreement”) on August 6, 2012 in Shanghai, pursuant to which, Pledgor pledges all its current and future equity interests in Party C (no matter whether the shareholding percentage changes or not) to secure its payment obligation under the Exclusive Business Cooperation Agreement.

3.                      Pledgee, Pledgor and Party C executed an Amended and Restated Exclusive Purchase Option Agreement on October 30, 2012 in Shanghai, pursuant to which Pledgor irrevocably grants Pledgee or any other entity or individual designated by Pledgee an exclusive option to directly or indirectly purchase all or part of equity interest owned by Pledgor in Party C.

4.                      Pledgor issued a Power of Attorney on October 30, 2012 to Pledgee which irrevocably authorized Pledgee to act on behalf of Pledgor to exercise all rights in connection with the equity interest held by Pledgor in Party C.

5.                      As the Parties desires to expand the security scope of Prior Pledge Agreement so as to secure all the obligations of Pledgor and Party C under the Exclusive Business Cooperation Agreement, the Amended and Restated Exclusive Purchase Option Agreement, the Loan Agreement and the Power of Attorney, the Parties desire to amend, restate, supersede and replace in its entirety the Prior Pledge Agreement.

To perform the provisions of the Transaction Documents, the Parties have mutually agreed to execute this Agreement upon the following terms.

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1.                      Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2                     Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

1.3                     Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4                     Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement, Amended and Restated Exclusive Purchase Option Agreement, Loan Agreement and Power of Attorney (the Attachment 3, Attachment 4, Attachment 5 and Attachment 6).

1.5                     Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                      The Pledge

As collateral security for the duly performance by Pledgor and Party C of their respective obligations under the Transaction Documents and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any and all of the payments due by Party C under the Transaction Documents, including without limitation the consulting and services fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

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3.                      Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Transaction Documents have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) working days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within ten (10) working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C changes), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 7 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). In case that there is any discrepancy between the AIC Pledge Contract and this Agreement, the provisions of this Agreement shall prevail. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

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3.2                     During the Term of Pledge, in the event Party C fails to perform any of its obligations in accordance with the Transaction Documents, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.                      Custody of Records for Equity Interest subject to Pledge

4.1                     During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders’ register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders’ register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2                       Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.                      Representations and Warranties of Pledgor

5.1                     Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2                     Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                     Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4                     Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

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5.5                     No third party consent or government approval or registration, except for the Registration of Pledge with the AIC, is required in connection with the execution and performance of this Agreement;

5.6                     There is no pending disputation or litigation proceeding related to the Equity Interest.

6.                      Covenants and Further Agreements of Pledgor

6.1                     Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1           not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Transaction Documents executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2           comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

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6.1.3           promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2                     Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                     To protect or perfect the security interest granted by this Agreement for Pledgor and Party C’s performance of obligations under the Transaction Documents, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                     Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.                      Event of Breach

7.1                       The following circumstances shall be deemed Event of Default:

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7.1.1           Party C fails to fully and timely fulfill any liabilities under the Transaction Documents, including without limitation failure to pay in full any of the payment payable under the Transaction Documents or breaches any other obligations of Party C thereunder;

7.1.2           Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3           The Pledgor and Party C fail to register the Pledge in the shareholders’ register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4           Except as expressly stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or transfers or purports to transfer the Equity Interest pledged without the written consent of Pledgee;

7.1.5           The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Transaction Documents; and

7.1.6           Due to causes of the Pledgor or Party C, any other circumstances occur where the Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with applicable laws.

7.2                     Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

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7.3                     Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.                      Exercise of Pledge

8.1                     Prior to the full payment of the funds under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2                     Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3                     Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4                     In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5                     When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.                      Assignment

9.1                     Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2                     This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3                     At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Transaction Documents, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4                     In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5                     Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Purchase Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

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10.               Termination

Upon the full payment of the funds under the Transaction Documents and upon termination of Party C’s obligations under the Transaction Documents, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.               Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.               Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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13.               Governing Law and Resolution of Disputes

13.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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14.            Notices

14.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Shanghai Chu Le Information Technology Co., Ltd.
Address:
Attn:	Zhang Kan
Phone:
Facsimile:

Party B:	Zhu Haiyan
Address:
Zip Code:
Facsimile:

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Party C:	Shanghai Chu Bao Information Technology Co., Ltd.
Address:
Attn:	Zhang Kan
Phone:
Facsimile:

14.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.               Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.               Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.               Effectiveness

17.1              This Agreement shall come into effect upon execution by the Parties as of the date first above written. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon the affixation of the signatures or seals of the Parties.

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17.2              This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[The Remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Equity Pledge Agreement as of the date first above written.

Party A:                                                Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Party B:                                                Zhu Haiyan

By:	/s/ Zhu Haiyan

Party C:                                                Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Amended and Restated Equity Pledge Agreement

This Amended and Restated Equity Pledge Agreement (“this Agreement”) has been executed by and among the following parties on October 30, 2012 in Shanghai, the People’s Republic of China (the “China”):

Pledgee:                                                                Shanghai Chu Le Information Technology Co., Ltd. (“Pledgee” or “Party A”)

Address:                                                                 ***

Pledgor:                                                               Li Qiaoling (“Pledgor” or “Party B”)

ID No.:                                                                        ***

Party C:                                                                Shanghai Chu Bao Information Technology Co., Ltd.

Address:                                                                 ***

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                      Pledgor is a citizen of China, and holds 21.94% of the equity interest in Party C. Party C is a limited liability company registered in Shanghai, China, engaging in the technology development, technology transfer and other related business. Pledgee is a wholly foreign-owned enterprise registered in China.

2.                      Pledgee and Party C executed an Exclusive Business Cooperation Agreement on August 6, 2012 in Shanghai, pursuant to which Pledgee exclusively provides technology and consultation service for Party C and Party C pays consulting and services fee to Pledgee as the consideration.

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3.                      Pledgee, Pledgor and Party C executed an Equity Pledge Agreement (the “Prior Pledge Agreement”) on August 6, 2012 in Shanghai, pursuant to which, Pledgor pledges all its current and future equity interests in Party C (no matter whether the shareholding percentage changes or not) to secure its payment obligation under the Exclusive Business Cooperation Agreement.

4.                      Pledgee, Pledgor and Party C executed an Amended and Restated Exclusive Purchase Option Agreement on October 30, 2012 in Shanghai, pursuant to which Pledgor irrevocably grants Pledgee or any other entity or individual designated by Pledgee an exclusive option to directly or indirectly purchase all or part of equity interest owned by Pledgor in Party C.

5.                      Pledgor issued a Power of Attorney on October 30, 2012 to Pledgee which irrevocably authorized Pledgee to act on behalf of Pledgor to exercise all rights in connection with the equity interest held by Pledgor in Party C.

6.                      As the Parties desire to expand the security scope of Prior Pledge Agreement so as to secure all the obligations of Pledgor and Party C under the Exclusive Business Cooperation Agreement, the Amended and Restated Exclusive Purchase Option Agreement, the Loan Agreement and the Power of Attorney, the Parties desire to amend, restate, supersede and replace in its entirety the Prior Pledge Agreement.

To perform the provisions of the Transaction Documents, the Parties have mutually agreed to execute this Agreement upon the following terms.

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1.                      Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2                     Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

1.3                     Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4                     Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement, Amended and Restated Exclusive Purchase Option Agreement, Loan Agreement and Power of Attorney (the Attachment 3, Attachment 4, Attachment 5 and Attachment 6).

1.5                     Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                      The Pledge

As collateral security for the duly performance by Pledgor and Party C of their respective obligations under the Transaction Documents and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any and all of the payments due by Party C under the Transaction Documents, including without limitation the consulting and services fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

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3.                      Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Transaction Documents have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) working days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within ten (10) working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C changes), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 7 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). In case that there is any discrepancy between the AIC Pledge Contract and this Agreement, the provisions of this Agreement shall prevail. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2                     During the Term of Pledge, in the event Party C fails to perform any of its obligations in accordance with the Transaction Documents, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

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4.                      Custody of Records for Equity Interest subject to Pledge

4.1                     During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders’ register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders’ register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2                       Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.                      Representations and Warranties of Pledgor

5.1                     Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2                     Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                     Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4                     Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

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5.5                     No third party consent or government approval or registration, except for the Registration of Pledge with the AIC, is required in connection with the execution and performance of this Agreement;

5.6                     There is no pending disputation or litigation proceeding related to the Equity Interest.

6.                      Covenants and Further Agreements of Pledgor

6.1                     Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1           not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Transaction Documents executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2           comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3           promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

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6.2                     Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                     To protect or perfect the security interest granted by this Agreement for Pledgor and Party C’s performance of obligations under the Transaction Documents, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                     Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.                      Event of Breach

7.1                       The following circumstances shall be deemed Event of Default:

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7.1.1           Party C fails to fully and timely fulfill any liabilities under the Transaction Documents, including without limitation failure to pay in full any of the payment payable under the Transaction Documents or breaches any other obligations of Party C thereunder;

7.1.2           Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3           The Pledgor and Party C fail to register the Pledge in the shareholders’ register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4           Except as expressly stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or transfers or purports to transfer the Equity Interest pledged without the written consent of Pledgee;

7.1.5           The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Transaction Documents; and

7.1.6           Due to causes of the Pledgor or Party C, any other circumstances occur where the Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with applicable laws.

7.2                     Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3                     Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

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8.                      Exercise of Pledge

8.1                     Prior to the full payment of the funds under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2                     Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3                     Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4                     In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5                     When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.                      Assignment

9.1                     Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2                     This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3                     At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Transaction Documents, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4                     In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5                     Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Purchase Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

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10.               Termination

Upon the full payment of the funds under the Transaction Documents and upon termination of Party C’s obligations under the Transaction Documents, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.               Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.               Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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13.               Governing Law and Resolution of Disputes

13.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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14.               Notices

14.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:                           Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

Party B:                           Li Qiaoling

Address:

Facsimile:

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Party C:                           Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

14.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.               Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.               Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.               Effectiveness

17.1              This Agreement shall come into effect upon execution by the Parties as of the date first above written. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon the affixation of the signatures or seals of the Parties.

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17.2              This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[The Remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Equity Pledge Agreement as of the date first above written.

Party A: Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name: Zhang Kan
Title: Legal Representative

Party B: Li Qiaoling

By:	/s/ Li Qiaoling

Party C: Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name: Zhang Kan
Title: Legal Representative

16

Amended and Restated Equity Pledge Agreement

This Amended and Restated Equity Pledge Agreement (“this Agreement”) has been executed by and among the following parties on October 30, 2012 in Shanghai, the People’s Republic of China (the “China”):

Pledgee:                                                                Shanghai Chu Le Information Technology Co., Ltd. (“Pledgee” or “Party A”)

Address:                                                                 ***

Pledgor:                                                               Wang Jialiang (“Pledgor” or “Party B”)

ID No.:                                                                        ***

Party C:                                                                Shanghai Chu Bao Information Technology Co., Ltd.

Address:                                                                 ***

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                      Pledgor is a citizen of China, and holds 21.94% of the equity interest in Party C. Party C is a limited liability company registered in Shanghai, China, engaging in the technology development, technology transfer and other related business. Pledgee is a wholly foreign-owned enterprise registered in China.

2.                      Pledgee and Party C executed an Exclusive Business Cooperation Agreement on August 6, 2012 in Shanghai, pursuant to which Pledgee exclusively provides technology and consultation service for Party C and Party C pays consulting and services fee to Pledgee as the consideration.

1

3.                      Pledgee, Pledgor and Party C executed an Equity Pledge Agreement (the “Prior Pledge Agreement”) on August 6, 2012 in Shanghai, pursuant to which, Pledgor pledges all its current and future equity interests in Party C (no matter whether the shareholding percentage changes or not) to secure its payment obligation under the Exclusive Business Cooperation Agreement.

4.                      Pledgee, Pledgor and Party C executed an Amended and Restated Equity Pledge Agreement on October 30, 2012 in Shanghai, pursuant to which Pledgor irrevocably grants Pledgee or any other entity or individual designated by Pledgee an exclusive option to directly or indirectly purchase all or part of equity interest owned by Pledgor in Party C.

5.                      Pledgor issued a Power of Attorney on October 30, 2012 to Pledgee which irrevocably authorized Pledgee to act on behalf of Pledgor to exercise all rights in connection with the equity interest held by Pledgor in Party C.

6.                      As the Parties desires to expand the security scope of Prior Pledge Agreement so as to secure all the obligations of Pledgor and Party C under the Exclusive Business Cooperation Agreement, the Amended and Restated Equity Pledge Agreement , the Loan Agreement and the Power of Attorney, the Parties desire to amend, restate, supersede and replace in its entirety the Prior Pledge Agreement.

To perform the provisions of the Transaction Documents, the Parties have mutually agreed to execute this Agreement upon the following terms.

2

1.                      Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2                     Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

1.3                     Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4                     Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement, Amended and Restated Equity Pledge Agreement , Loan Agreement and Power of Attorney (the Attachment 3, Attachment 4, Attachment 5 and Attachment 6).

1.5                     Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                      The Pledge

As collateral security for the duly performance by Pledgor and Party C of their respective obligations under the Transaction Documents and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any and all of the payments due by Party C under the Transaction Documents, including without limitation the consulting and services fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

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3.                      Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Transaction Documents have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) working days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within ten (10) working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C changes), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 7 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). In case that there is any discrepancy between the AIC Pledge Contract and this Agreement, the provisions of this Agreement shall prevail. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2                     During the Term of Pledge, in the event Party C fails to perform any of its obligations in accordance with the Transaction Documents, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

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4.                      Custody of Records for Equity Interest subject to Pledge

4.1                     During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders’ register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders’ register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2                     Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.                      Representations and Warranties of Pledgor

5.1                     Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2                     Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                     Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4                     Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

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5.5                     No third party consent or government approval or registration, except for the Registration of Pledge with the AIC, is required in connection with the execution and performance of this Agreement;

5.6                     There is no pending disputation or litigation proceeding related to the Equity Interest.

6.                      Covenants and Further Agreements of Pledgor

6.1                     Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1           not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Transaction Documents executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2           comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3           promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

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6.2                     Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                     To protect or perfect the security interest granted by this Agreement for Pledgor and Party C’s performance of obligations under the Transaction Documents, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                     Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.                      Event of Breach

7.1                       The following circumstances shall be deemed Event of Default:

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7.1.1           Party C fails to fully and timely fulfill any liabilities under the Transaction Documents, including without limitation failure to pay in full any of the payment payable under the Transaction Documents or breaches any other obligations of Party C thereunder;

7.1.2           Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3           The Pledgor and Party C fail to register the Pledge in the shareholders’ register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4           Except as expressly stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or transfers or purports to transfer the Equity Interest pledged without the written consent of Pledgee;

7.1.5           The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Transaction Documents; and

7.1.6           Due to causes of the Pledgor or Party C, any other circumstances occur where the Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with applicable laws.

7.2                     Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

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7.3                     Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.                      Exercise of Pledge

8.1                     Prior to the full payment of the funds under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2                     Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3                     Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4                     In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5                     When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.                      Assignment

9.1                     Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2                     This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3                     At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Transaction Documents, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4                     In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5                     Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Purchase Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

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10.               Termination

Upon the full payment of the funds under the Transaction Documents and upon termination of Party C’s obligations under the Transaction Documents, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.               Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.               Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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13.               Governing Law and Resolution of Disputes

13.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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14.               Notices

14.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:                           Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

Party B:                           Wang Jialiang

Address:

Facsimile:

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Party C:                           Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

14.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.               Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.               Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.               Effectiveness

17.1              This Agreement shall come into effect upon execution by the Parties as of the date first above written. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon the affixation of the signatures or seals of the Parties.

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17.2              This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[The Remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Equity Pledge Agreement as of the date first above written.

Party A:	Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name: Zhang Kan
Title: Legal Representative

Party B:	Wang Jialiang

By:	/s/ Wang Jialiang

Party C:	Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name: Zhang Kan
Title: Legal Representative

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Amended and Restated Equity Pledge Agreement

This Amended and Restated Equity Pledge Agreement (“this Agreement”) has been executed by and among the following parties on October 30, 2012 in Shanghai, the People’s Republic of China (the “China”):

Pledgee:                                                                Shanghai Chu Le Information Technology Co., Ltd. (“Pledgee” or “Party A”)

Address:                                                                 ***

Pledgor:                                                               Wang Jian (“Pledgor” or “Party B”)

ID No.:                                                                        ***

Party C:                                                                Shanghai Chu Bao Information Technology Co., Ltd.

Address:                                                                 ***

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                      Pledgor is a citizen of China, and holds 13.12% of the equity interest in Party C. Party C is a limited liability company registered in Shanghai, China, engaging in the technology development, technology transfer and other related business. Pledgee is a wholly foreign-owned enterprise registered in China.

2.                      Pledgee and Party C executed an Exclusive Business Cooperation Agreement on August 6, 2012 in Shanghai, pursuant to which Pledgee exclusively provides technology and consultation service for Party C and Party C pays consulting and services fee to Pledgee as the consideration.

3                         Pledgee, Pledgor and Party C executed an Equity Pledge Agreement (the “Prior Pledge Agreement”) on August 6, 2012 in Shanghai, pursuant to which, Pledgor pledges all its current and future equity interests in Party C (no matter whether the shareholding percentage changes or not) to secure its payment obligation under the Exclusive Business Cooperation Agreement.

4                         Pledgee, Pledgor and Party C executed an Amended and Restated Exclusive Purchase Option Agreement on October 30, 2012 in Shanghai, pursuant to which Pledgor irrevocably grants Pledgee or any other entity or individual designated by Pledgee an exclusive option to directly or indirectly purchase all or part of equity interest owned by Pledgor in Party C.

5                         Pledgor issued a Power of Attorney on October 30, 2012 to Pledgee which irrevocably authorized Pledgee to act on behalf of Pledgor to exercise all rights in connection with the equity interest held by Pledgor in Party C.

6.                      As the Parties desires to expand the security scope of Prior Pledge Agreement so as to secure all the obligations of Pledgor and Party C under the Exclusive Business Cooperation Agreement, the Amended and Restated Exclusive Purchase Option Agreement, the Loan Agreement and the Power of Attorney, the Parties desire to amend, restate, supersede and replace in its entirety the Prior Pledge Agreement.

To perform the provisions of the Transaction Documents, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.                      Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2                     Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

1.3                     Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4                     Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement, Amended and Restated Exclusive Purchase Option Agreement, Loan Agreement and Power of Attorney (the Attachment 3, Attachment 4, Attachment 5 and Attachment 6).

1.5                     Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                      The Pledge

As collateral security for the duly performance by Pledgor and Party C of their respective obligations under the Transaction Documents and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any and all of the payments due by Party C under the Transaction Documents, including without limitation the consulting and services fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

3.                      Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Transaction Documents have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within three (3) working days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within ten (10) working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C changes), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 7 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). In case that there is any discrepancy between the AIC Pledge Contract and this Agreement, the provisions of this Agreement shall prevail. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

3.2                     During the Term of Pledge, in the event Party C fails to perform any of its obligations in accordance with the Transaction Documents, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.                      Custody of Records for Equity Interest subject to Pledge

4.1                     During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders’ register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders’ register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2                     Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.                      Representations and Warranties of Pledgor

5.1                     Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2                     Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                     Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4                     Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.5                     No third party consent or government approval or registration, except for the Registration of Pledge with the AIC, is required in connection with the execution and performance of this Agreement;

5.6                     There is no pending disputation or litigation proceeding related to the Equity Interest.

6.                      Covenants and Further Agreements of Pledgor

6.1                     Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1           not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Transaction Documents executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2           comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3           promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2                     Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3                     To protect or perfect the security interest granted by this Agreement for Pledgor and Party C’s performance of obligations under the Transaction Documents, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                     Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.                      Event of Breach

7.1                     The following circumstances shall be deemed Event of Default:

7.1.1           Party C fails to fully and timely fulfill any liabilities under the Transaction Documents, including without limitation failure to pay in full any of the payment payable under the Transaction Documents or breaches any other obligations of Party C thereunder;

7.1.2           Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3           The Pledgor and Party C fail to register the Pledge in the shareholders’ register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4           Except as expressly stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or transfers or purports to transfer the Equity Interest pledged without the written consent of Pledgee;

7.1.5           The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Transaction Documents; and

7.1.6           Due to causes of the Pledgor or Party C, any other circumstances occur where the Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with applicable laws.

7.2                     Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3                     Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.       Exercise of Pledge

8.1                     Prior to the full payment of the funds under the Transaction Documents, without the Pledgee’s written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2                     Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3                     Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4                     In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5                     When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.       Assignment

9.1                     Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2                     This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3                     At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Transaction Documents, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4                     In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5                     Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Purchase Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.     Termination

Upon the full payment of the funds under the Transaction Documents and upon termination of Party C’s obligations under the Transaction Documents, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.     Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.     Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.     Governing Law and Resolution of Disputes

13.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2              In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3              Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.     Notices

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4              For the purpose of notices, the addresses of the Parties are as follows:

Party A:         Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:               Zhang Kan

Phone:

Facsimile:

Party B:         Wang Jian

Address:

Facsimile:

Party C:         Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:               Zhang Kan

Phone:

Facsimile:

14.5              Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.     Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.     Attachments

The attachments set forth herein shall be an integral part of this Agreement.

17.     Effectiveness

17.1              This Agreement shall come into effect upon execution by the Parties as of the date first above written. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon the affixation of the signatures or seals of the Parties.

17.2              This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Equity Pledge Agreement as of the date first above written.

Party A:	Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name: Zhang Kan
Title: Legal Representative

Party B:	Wang Jian

By:	/s/ Wang Jian

Party C:	Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name: Zhang Kan
Title: Legal Representative